SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934



           Date of Report (Date of earliest event reported):

                          September 16, 1999


                           TECO ENERGY, INC.
        (Exact name of registrant as specified in its charter)




          FLORIDA                       1-8180              59-2052286
(State or other jurisdiction       (Commission file      (IRS Employer
     of incorporation)                 Number)          Identification
                                                               No.)


     702 North Franklin Street, Tampa Florida                 33602
     (Address of principal executive offices)               (Zip code)

Registrant's telephone number, including area code: (813) 228-4111



















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Item 5.   Other Events

     See the Press Release dated Sept. 16, 1999, filed as Exhibit 99.1 and incorporated herein by reference, announcing a stock repurchase program and providing guidance on financial results.

Item 7.   Financial Statements and Exhibits

     Exhibits

     99.1 Press Release dated Sept. 16, 1999.










































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                               SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:    Sept. 16, 1999           TECO Energy, Inc.



                                   By:/s/ W. L. Griffin
                                          W. L. Griffin
                                     Vice President-Controller


































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                           INDEX TO EXHIBITS

Exhibit No.    Description of Exhibits                 Page No.


     99.1      Press Release dated Sept. 16, 1999           5















































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